EXHIBIT 4.15

[FACE OF SPECIMEN CERTIFICATE]

COMMON STOCK	COMMON STOCK
NUMBER	SHARES
BAC

PAR VALUE $.01 PER SHARE
THIS CERTIFICATE IS TRANSFERABLE
IN NEW YORK, N.Y. AND RIDGEFIELD PARK, N.J.	CUSIP 060505 10 4

BANK OF AMERICA CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

SEE REVERSE FOR
CERTAIN DEFINITIONS

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Bank of America Corporation transferable in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the provisions of the Certificate of Incorporation, all amendments thereto, and the By-Laws of the Corporation, and to the rights, preferences and voting powers of the Preferred Stock of the Corporation now or hereafter outstanding; the terms of all such provisions, rights, preferences and voting powers being incorporated herein by reference. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal and the facsimile signatures of the duly authorized officers of the Corporation.

Dated:

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES, LLC

BY	TRANSFER AGENT AND REGISTRAR

	AUTHORIZED SIGNATURE	SECRETARY	CHAIRMAN OF THE BOARD,
PRESIDENT AND CHIEF EXECUTIVE OFFICER

[CORPORATE SEAL]

[REVERSE OF SPECIMEN CERTIFICATE]

Bank of America Corporation

BANK OF AMERICA CORPORATION’S AUTHORIZED CAPITAL STOCK INCLUDES PREFERRED STOCKS WHICH, WHEN ISSUED, SHALL HAVE CERTAIN PREFERENCES OR SPECIAL RIGHTS IN THE PAYMENT OF DIVIDENDS, IN VOTING, UPON LIQUIDATION, OR OTHERWISE. THE CORPORATION WILL, UPON REQUEST, FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE INFORMATION IN WRITING AS TO THE NUMBER OF SUCH SHARES OF EACH CLASS OR SERIES OF SUCH PREFFERED STOCKS AUTHORIZED AND OUTSTANDING AND A COPY OF THE PORTIONS OF THE CERTIFICATE OF INCORPORATION OR RESOLUTIONS CONTAINING THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF ALL SHARES AND ANY CLASS OR SERIES THEREOF. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common	UNIF GIFT MIN ACT- CUSTODIAN
TEN ENT—as tenants by the entireties	(Cust) (Minor)
JT TEN—as joint tenants, with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                  hereby sell, assign and transfer unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

                                                                                                                                                                             shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                             Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.